SMITH BARNEY INVESTMENT TRUST
on behalf of
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND


Supplement dated April 17, 2000
to the Prospectus dated March 29, 2000


Effective April 17, 2000, the Board of Trustees of Smith Barney Investment Trust (the "Trust") had voted to change the name of the Smith Barney Large Capitalization Growth Fund, one of the funds comprising the Trust, to Smith Barney Select Large Cap Growth Fund.

							FD 01877